Bank of                       SECURITY AGREEMENT
California

This Agreement executed at SAN DIEGO, CALIFORNIA, on June 3, 1999 ______________ by ISLAND PACIFIC SYSTEMS CORPORATION_________________ (therein called "Debtor")

As security for the payment and performance of all of Debtor's obligations to UNION BANK OF CALIFORNIA, N.A., (therein called "Bank") irrespectively of the manner in which or the time of which such obligation arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all personal property (therein called "Collateral"), whether now or hereafter owned or in existence described as

A. MOTOR VEHICLES:
----------------------------------------------------------------------------------------
                                                                      NEW       NUMBER
   YEAR        TRADE NAME          BODY TYPE      SERIAL NUMBER        OR         OF
                                                                      USED    CYLINDERS
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

B. OTHER:

ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, AND FIXTURES, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.



The Collateral described above will be maintained at 19800 MACARTHUR BLVD. 12TH FLOOR, IRVINE, CA 92715-2441 ___________________________________________________
and any other locations.

C. ALL PERSONAL PROPERTY OF ANY KIND WHICH IS DELIVERED TO OR IN THE POSSESSION OR CONTROL OF BANK OR ITS AGENTS:

D. PROCEEDS OF ANY OF THE ABOVE-DESCRIBED PROPERTY. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described therein without the express consent in writing by Bank.

The maximum amount of indebtedness to be secured as any one time is unlimited unless an amount is inserted N/A _____________________________ $ _______________
                                  MAXIMUM AMOUNT                     N/A

(To be completed only if an accommodation)  N/A ________________________________

Is executing the Agreement as an Accommodation Debtor only and his liability to the security interest created in Collateral described herein.

The Debtor being accommodated is N/A ___________________________________________

All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.


ISLAND PACIFIC SYSTEMS CORPORATION

By: /s/ David L. Reese
   -----------------------------------------------------------------------------
   DAVID L. REESE, / Chief Financial Officer